EXHIBIT 10.1

THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT, WHICH HAVE BEEN REMOVED AND REPLACED WITH AN ASTERISK, HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933 AND RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934.



                      Filtered Feedthrough Supply Agreement

                              Wilson Greatbatch LTD

                                        &

                            Cardiac Pacemakers, Inc.

                                Table of Contents

Section                    Title
-------                    -----

  I. Contract Period

  II. Contract Term

  III. Continuity Agreement

  IV. Price

Lead Time

  V. Manufacturing Location

  VI. Forecast Planning

  VII. Raw Materials Specified by CPI

  VIII. Cancellation Charges

  IX. Warranty, Indemnity and Liability Limitation

  X. Confidentiality

  XI. Force Majeure

  XII. Miscellaneous


Attachments:      A, B, C

THIS AGREEMENT, effective February 10, 2005, is between WILSON GREATBATCH LTD., a New York corporation located at 9645 Wehrle Drive, Clarence, New York, 14031 (`SELLER' or `WG') and Cardiac Pacemakers, Inc., (`BUYER' or `CPI') a Minnesota Corporation, located at 4100 Hamline Ave. No., St. Paul, Minnesota 55112.

Whereas BUYER wishes to purchase filtered feedthrough materials/components for its use in medical devices; and

Whereas SELLER agrees to manufacture/provide such filtered feedthrough materials/components in accordance with BUYER's specifications, delivery schedules and other requirements referenced in the AGREEMENT;

NOW, THEREFORE, SELLER and BUYER hereby agree as follows:

I. CONTRACT PERIOD:

         This AGREEMENT shall commence on the effective date and terminate December 31, 2007 with yearly extensions beyond the termination date to be based upon mutual written agreement

          A. Pricing shown in Attachment A is effective as of the effective date of this Agreement and shall not be applied retroactively to filtered feedthroughs already shipped.

          B. All filtered feedthrough units that contain a feedthrough and a filter manufactured by WG and shipped to CPI from the period 01 January 2005 through 31 December 2005 are included in the 2005 quantity commitment made by CPI as outlined in
                    Section IV, D.


II. CONTRACT TERM:

          A. CPI may terminate this agreement at any time with * written notice to WG.

          B. In the event of early termination by CPI, WG will invoice CPI for all accumulated engineering and tooling on any custom filtered feedthrough model up to the date the termination letter is received by WG. All unique component parts for a custom filtered feedthrough model will be forwarded to CPI and invoiced at aggregate cost. CPI will be responsible for paying for all work-in-process ("WIP") costs and all finished goods inventory specific to CPI custom designs.

          C. In the event of early termination, WG will dispose of all in-house tooling designed to be used by WG exclusively for any CPI custom filtered feedthrough under the auspices of CPI representatives. This will be done to ensure that financially shared tooling between CPI and WG will not be used for the manufacture of another customer's filtered feedthrough.

          D. This agreement may not be modified, changed or terminated orally. No change, modification, addition, or amendment shall be valid unless in writing indicating intent to modify this agreement and signed by an authorized officer of each party.

III. CONTINUITY AGREEMENT:

          A. In the event WG experiences a major catastrophe that would prohibit the shipment of filtered feedthroughs in sufficient quantities to meet CPI's firm purchase orders, WG will immediately notify CPI of the nature of the problem and begin discussions on the length of time that shipments will be delayed.


          B.        *


          C. WG must give CPI * written notice of any intent to discontinue supply of filtered feedthroughs to CPI, but WG shall not be bound after the expiration of this agreement to the pricing set forth in Attachment A.


IV. PRICE:

          A. CPI will commit to take delivery of a minimum of * WG filtered feedthroughs from 1/1/05 through 12/31/07. CPI will use reasonable efforts to provide ample notification if order patterns change significantly from typical order patterns.

          B. Pricing for filtered feedthroughs is shown in Attachment A and is effective for all deliveries scheduled from the date of execution of this Agreement through 31 December 2007. Adjustments under the terms of Section IV "G" of this Agreement apply.

          C. Pricing for each calendar year is based upon the minimum quantity commitment (hereafter, collectively the "CPI Commitment") made by CPI for deliveries of WG filtered feedthroughs that contain a feedthrough and a filter manufactured by WG

          D. For calendar year 2005 only, WG will offer CPI the pricing shown in the * unit column of Attachment A for a minimum commitment of * WG filtered feedthroughs that contain a feedthrough and a filter manufactured by WG under the following conditions:

                    a. CPI demonstrates that the * unit shortfall is solely due to the unavailability of qualified WG Columbia feedthroughs for * and * devices

                    b. CPI will continue active effort to qualify WG Columbia feedthroughs in * and * filtered feedthroughs

                    c. Upon successful qualification of these components, CPI will provide a minimum blanket order for * units (combined total) of WG * and/or * filtered feedthroughs

          E. In the event that in response to a purchase order issued by CPI, WG is unable to provide the requested filtered feedthroughs in the quantity, quality or within the timeframe requested, the CPI Commitment herein (as it applies to each filtered feedthrough) shall be reduced proportionately. This shall only apply if CPI has allowed WG standard lead times on the purchase order.

          F. Additional new parts or additional quantity breaks will be added to this agreement, as needed. *

          G. Price Adjustments for Significant Cost Impact: The price for any filtered feedthrough may be adjusted up or down during the term of this agreement, by mutual consent, if there is significant impact to the final cost of the component for these reasons:

                    1. Precious Metals Price Adjustment for WG supplied feedthroughs only: The price for any filtered feedthrough is subject to upward or downward modification from time to time due to an increase or decrease, as the case may be, in the six-month moving average cost to WG of platinum, to the extent WG's price change is based on an increase or decrease in the cost of platinum in an amount greater than * of the current cost of platinum contained in any filtered feedthrough. The reference price of platinum will be based upon the London Fixed as reported by Kitco. If WG determines that a price increase or decrease under this Section is required or permissible, WG shall deliver written notice to CPI setting forth the basis for such determination. The parties agree to negotiate in good faith after delivery of such notice with respect to an adjustment to the pricing set forth in the pricing table of the proposal. The cost of platinum used as the basis to establish pricing in Attachment A of this Agreement was $* per ounce.

                  An example of this precious metals adjustment is shown below:

                  CPI Product *:
                   - Amount of platinum used per above part number - * inches
                   - Diameter of platinum wire used for above part
                     numbers  - * inches
                   - Current cost of platinum per ounce - $*
                   - Current cost of platinum used per above part numbers - $*

                  Price adjustment trigger points under terms of Price
                    Adjustment language above
                   - Upper trigger point
                   - Cost of platinum > $* per above part numbers (six
                     month moving average cost of platinum > $* / ounce)
                   - Lower trigger point - Cost of platinum < $* per
                     above part numbers (six month moving average cost of platinum < $* / ounce)

                    2. Precious Metals Price Adjustment for * supplied feedthroughs only: Should * provide notice to WG that the cost of precious metals used within their feedthroughs supplied to WG has increased or decreased more than $* per ounce from the quoted platinum price of $* an ounce, and the price has held at that rate for more than *, WG shall deliver written notice to CPI. CPI shall review and audit information directly with *. If the price change is deemed warranted by CPI, notice will be provided back to WG, and the filitered feedthrough pricing shown in Attachment A will be adjusted by that incremental amount only, and only on firm Purchase Orders using * feedthrus.

                    3. Material Substitution: If the design of any feedthrough or filtered feedthrough changes to allow alternate materials and those materials are lower or higher in cost than previous materials, prices will be discussed and mutually agreed upon at that time.

                    4. Design changes: If the design of any feedthrough or filtered feedthrough is altered and it affects the manufacturing costs of the part, prices will be discussed and mutually agreed upon at that time.

          H. Payment terms are net *, FOB Carson City, NV for filtered feedthroughs. There is a * minimum order per part number unless CPI's total calendar year forecast is less than *.

V. LEAD TIME:

         Standard lead-time for production-filtered feedthroughs is *. WG will notify CPI, in writing, of any changes to these standard lead times.


VI. MANUFACTURING LOCATION:

         Should WG wish to manufacture CPI feedthroughs or filtered feedthroughs at any location other than the approved site (Columbia, MD for feedthroughs and Carson City, NV for filtered feedthroughs) WG shall provide written notice to CPI at least 180 days before the site change, to allow for product qualification. WG agrees to provide CPI with transfer plans, site specifications, on-site inspection and audit opportunities and any reasonable documentation as requested by CPI to ensure WG's ability to continue production of acceptable products. Should WG manufacturing move outside the U.S., CPI reserves the right to review and approve any additional charges that result from the move outside the U.S. The parties acknowledge WG's QPR rating (as determined by CPI) and delivery performance as of the effective Date of this Agreement as the desired performance to be achieved and maintained by WG. It is CPI's intent pursuant to this Agreement (and regardless of the location at which feedthroughs and filtered feedthroughs are manufactured) that WG's quality and delivery ratings shall remain consistent with current levels. CPI will qualify each feedthrough or filtered feedthrough before production components can be shipped to CPI.


VII. FORECAST PLANNING:

          A. By * of each Contract Year, CPI shall provide WG with a non-binding * forecast indicating CPI's forecasted purchases of all filtered feedthroughs from WG for the next Contract Year. The forecast for the months remaining in 2005 shall be provided within * of the effective date of this Agreement. Also included in such forecasts is the required split between WG feedthroughs and * feedthroughs. The Forecast shall be used for purposes of facilitating each party's planning and in order to meet the lead times required by certain of WG's suppliers. Such forecasts are not legally binding in any manner and may be revised from time to time by CPI, as it deems appropriate, by providing notice to WG.

          B. By the fifteenth day of every month, CPI will submit to WG in writing the following information:

                              (i) A rolling * forecast of anticipated needs. Such forecast shall not be binding on CPI or WG. Only a firm purchase order that is accepted by WG shall create a binding commitment.

                              (ii) A firm purchase order for each of the immediately following *

VIII. RAW MATERIALS SPECIFIED BY CPI:

         Should a supplier of a component specified by CPI fail to meet the applicable specifications or fail to deliver to an acceptable schedule, and WG cannot rectify the situation, WG shall notify CPI, and a new plan of action shall be agreed upon, to the satisfaction of both parties.


IX. CANCELLATION CHARGES:

         For those components not handled in a separate Kanban Agreement, in the event that CPI cancels a purchase order inside WG standard lead-time (or any other lead time separately agreed upon in writing), CPI will be responsible for all finished product, WIP and raw material or components. In the event that CPI cancels a purchase order outside of agreed upon lead-time, CPI and WG will negotiate resulting costs.


X. WARRANTY, INDEMNITY AND LIABILITY LIMITATION:

         See attached Warranty Form (Attachment B), which is incorporated into and made a part of this agreement. This warranty shall include unfiltered feedthroughs directly sold from WG to CPI.


XI. CONFIDENTIALITY:

         Notwithstanding anything to the contrary contained in this agreement, neither party may initiate or make any public announcement or other disclosure concerning the terms and conditions or the subject matter of this agreement to any third party without the prior written approval of the other party except as may be required by law. In those circumstances where either party believes that any such disclosure is required by law, it shall (a) notify the other party on a timely basis in advance and (b) use its best efforts to seek confidential treatment of the material provisions of this agreement, to the greatest extent permitted by law.


XII. FORCE MAJEURE.

          A. "Force Majeure" shall mean any event or condition, not existing as of the date of signature of this Agreement, not reasonably foreseeable as of such date and not reasonably within the control of either party, which prevents in whole or in material part the performance by one of the parties of its obligations hereunder, including, but not limited to,
                    (i) flood, storm, earthquake, strike, lockout, embargoes, and acts of God, war and/or public enemy.

          B. Upon giving notice to the other party, a party affected by an event of Force Majeure shall be released without any liability on its part from the performance of its obligations under this Agreement, except for the obligations under Article III hereof and to pay any amounts due and owing hereunder, but only to the extent and only for the period that its performance of such obligations is prevented by the event of Force Majeure.

          C. During the period that the performance by one of the parties of its obligations under this Agreement has been suspended by reason of an event of Force Majeure, the other party may likewise suspend the performance of all or part of its obligations hereunder to the extent that such suspension is commercially reasonable.


XIII. MISCELLANEOUS:

          A. This agreement sets forth the parties' entire agreement with respect to the subject matter hereof and no provision hereof can be amended or waived except in writing signed by both parties. This agreement shall be interpreted, construed and governed by and in accordance with the laws of the State of Minnesota.

          B. Either party may assign this agreement to an entity, which acquires, directly or indirectly, substantially all of the assets or merges with it. Except as set forth herein, neither this agreement nor any rights here under, in whole or in part, shall be assignable or otherwise transferable by either party without the express written consent of the other party. Subject to the above, this agreement shall be binding upon and inure to the benefit of the successors and assigns to the parties here to.



IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their authorized representatives.

BUYER:                                      SELLER:

CARDIAC PACEMAKERS, INC.            WILSON GREATBATCH LTD.


By:_____________________________  By:_____________________________

Title:__________________________  Title:__________________________

Date:___________________________  Date:___________________________

                                  Attachment A
                                  ------------

                                    *           *            *            *           *          *
                               WG Minimum   WG Minimum   WG Minimum  WG Minimum  WG Minimum  WG Minimum
          Part      Minumum      Annual       Annual       Annual      Annual      Annual      Annual
Product   Number    Quantity   Commitment   Commitment   Commitment  Commitment  Commitment  Commitment
--------  -------   ---------  -----------  -----------  ----------  ----------  ----------  -----------
*           *            *          $*          $*          $*          $*          $*          $*

*           *            *          $*          $*          $*          $*          $*          $*

*           *            *          $*          $*          $*          $*          $*          $*
*           *            *          $*          $*          $*          $*          $*          $*


*           *            *          $*          $*          $*          $*          $*          $*
*           *            *          $*          $*          $*          $*          $*          $*


*           *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*

*           *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*

*           *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*

*           *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*

*           *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*

                                  ATTACHMENT B



                                    *            *           *           *           *           *
                               WG Minimum   WG Minimum   WG Minimum  WG Minimum  WG Minimum  WG Minimum
          Part      Minumum      Annual       Annual       Annual      Annual      Annual      Annual
Product   Number    Quantity   Commitment   Commitment   Commitment  Commitment  Commitment  Commitment
--------  -------   ---------  -----------  -----------  ----------  ----------  ----------  -----------
*           *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*

*           *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*

*           *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*

*           *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*

*           *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*

*           *            *          $*          $*          $*          $*          $*          $*

*           *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*

*           *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*
            *            *          $*          $*          $*          $*          $*          $*

                              Wilson Greatbatch LTD
                 PRODUCTS WARRANTY AND LIMITATION OF LIABILITY

                       ----------------------------------

                                    WARRANTY

WG warrants that product manufactured by WG and delivered to the user (a) shall meet the WG specifications for such product and (b) shall be free of defects in material and workmanship for a period of * from the date of manufacture.

WG's sole obligation under this Warranty is the repair or replacement, at its election, of any product in place of any such product that is found upon WG's inspection, to be defective in material or workmanship during the period prescribed above. Such product will be repaired or replaced without charge to the user provided that, (1) prior written approval is required before returning any product, (2) freight to WG shall be prepaid, and (3) any product return sent to WG without prior written approval will be returned to sender, freight collect.

This Warranty does not extend to malfunction and/or failure occurring as a result of any of the following: normal use, abuse, misuse, any alteration or modification made to the product without express written consent of WG, attempted disassembly, neglect, improper installation, or any other use inconsistent with the specifications or warninWG or recommended operating practices specific to the product.

THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIED (EXCEPT OF TITLE), EXPRESSED, IMPLIED, OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE.

                                  Attachment C

LIMITATION OF LIABILITY

THE REMEDIES OF THE USER IN THE WARRANTY SET FORTH ABOVE ARE EXCLUSIVE, AND THE TOTAL LIABILITY OF WG WITH RESPECT TO THE PRODUCT SOLD TO THE USER, IN CONNECTION WITH THE PERFORMANCE THEREOF, OR FROM THE SALE, DELIVERY, INSTALLATION OR REPAIR COVERED BY OR FURNISHED UNDER ANY SALE TO THE USER WHETHER BASED ON CONTRACT, WARRANTY, NEGLIGENCE, INDEMNITY, STRICT LIABILITY, OR OTHERWISE, SHALL NOT EXCEED THE PURCHASE PRICE OF THE PRODUCT UPON WHICH SUCH LIABILITY IS PLACED. WG, ITS SUPPLIERS, AND ITS DISTRIBUTORS SHALL IN NO EVENT BE LIABLE TO THE USER, OR TO ANY SUCCESSOR IN INTEREST OR ANY BENEFICIARY OR ASSIGNEE THEREOF, RELATING TO THE SALE OF ANY WG PRODUCT FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL OR PUNITIVE DAMAGES ARISING OUT OF SUCH SALE, OR ANY DEFECTS IN, OR FAILURE OF, OR MALFUNCTION OF THE PRODUCT UNDER SUCH SALE INCLUDING BUT NOT LIMITED TO, DAMAGES BASED UPON LOSS OF USE, LOST PROFITS OR REVENUES, INTEREST, LOST GOODWILL, INCREASED EXPENSES AND/OR CLAIMS OF CUSTOMERS OF THE USER, WHETHER OR NOT SUCH LOSS OR DAMAGE IS BASED ON CONTRACT, WARRANTY, NEGLIGENCE, INDEMNITY, STRICT LIABILITY OR OTHERWISE.

                 FIRST AMENDMENT TO FILTERED FEEDTHROUGH SUPPLY
                  AGREEMENT BETWEEN WILSON GREATBATCH LTD. AND
                            CARDIAC PACEMAKERS, INC.

         This First Amendment (the "Amendment") to the Filtered Feedthrough Supply Agreement between WILSON GREATBATCH LTD, a New York corporation ("SELLER" or "WG"), and Cardiac Pacemakers, Inc. d/b/a "Guidant", a Minnesota corporation ("BUYER" or "CPI"). SELLER and BUYER are collectively referred to herein as the "Parties." This Amendment is entered into effective as of March 8, 2005 (the "Effective Date").

                                   BACKGROUND

A. The Parties entered into a Filtered Feedthrough Supply Agreement (the "Agreement") effective February 10, 2005.

B. The Parties to the Agreement desire to replace the (i) original Attachment A with a new Attachment A-1.

                                    AGREEMENT

The Parties hereby agree as follows:

1. As of the Effective Date, Attachment A to the Agreement is hereby amended and restated in its entirety by Attachment A-1 which is attached hereto.

2. Except as provided herein, the Agreement shall remain unchanged and in full force and effect.

The Parties have caused this Amendment to be executed by their respective duly authorized representatives as of the Effective Date.

BUYER:                                               SELLER:

CARDIAC PACEMAKERS, INC.                    WILSON GREATBATCH LTD.


By:___________________________         By:___________________________

Title:________________________         Title:________________________

Date:_________________________         Date:_________________________

WG FFT Pricing Proposal 2005-2007
March 8, 2005


                                 --------- ------------- -------------- -------------- ------------- -------------- -------------
                                                *              *              *             *              *             *
                                            WG Minimum    WG Minimum     WG Minimum     WG Minimum    WG Minimum     WG Minimum
                    Guidant Part Minimum      Annual        Annual         Annual         Annual        Annual         Annual
     Product           Number    Quantity   Commitment    Commitment     Commitment     Commitment    Commitment     Commitment
                   ------------- --------- ------------- -------------- -------------- ------------- -------------- -------------
*                         *         *           $*            $*             $*             $*            $*             $*

*                         *         *           $*            $*             $*             $*            $*             $*

*                         *         *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*

*                         *         *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*

*                         *         *           $*            $*             $*             $*            $*             $*
*                         *         *           $*            $*             $*             $*            $*             $*
*                                   *           $*            $*             $*             $*            $*             $*
*                                   *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
*                                   *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*

*                         *         *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*

*                         *         *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*

*                         *         *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*

*                         *         *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*

*                         *         *           $*            $*             $*             $*            $*             $*
*                                   *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*

*                         *         *           $*            $*             $*             $*            $*             $*
*                                   *           $*            $*             $*             $*            $*             $*
*                                   *           $*            $*             $*             $*            $*             $*
*                                   *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*

*                         *                     $*            $*             $*             $*            $*             $*

*                         *         *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*

*                         *         *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*
                                    *           $*            $*             $*             $*            $*             $*

                                 --------- ------------- -------------- -------------- ------------- -------------- -------------

* These platinum values are subject to the same platinum adjustment as called out in Section IV, Paragraph G of this agreement.